                                                                   EXHIBIT 99.13


DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached April Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.


/s/ NICHOLAS J. DAVISON
---------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY         CASE NUMBER:  01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to April Monthly Operating Report

22-May-02                               Summary Of Bank And Investment Accounts                     Attachment 1
3:41 PM                                     The Delta Queen Steamboat Co.
Summary                                         Case No: 01-10970 (EIK)                                UNAUDITED
The Delta Queen Steamboat Co.                  For Month Of April, 2002

                                                   Balances
                                        ---------------------------------     Receipts &           Bank
                                           Opening             Closing       Disbursements       Statements       Account
Account                                 As Of 4/01/02       As Of 4/30/02      Included           Included       Reconciled
-------                                 -------------       -------------    -------------       ----------      ----------
Delta Queen Controlled Disb               11,687.85          1,880.00             Yes               Yes             Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                  345,733.39        128,924.83             Yes               Yes             Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                       35,947.79         21,560.90             Yes               No - Not        Yes
Hibernia                                                                                            Concentration
Account # - 812-395-289                                                                             Account

The Delta Queen Steamboat Co.                  0.00              0.00             No -              No -            No -
LaSalle - Wealth Management                                                       Account           Account         Account
Account # - TNE-043290                                                            Closed            Closed          Closed

The Delta Queen Steamboat Co.                  0.00              0.00             No -              No -            No -
AmSouth                                                                           Account           Account         Account
Account # - 19356307                                                              Closed            Closed          Closed

Delta Queen                                    0.00              0.00             No -              No -            No -
LaSalle                                                                           Account           Account         Account
Account # - 5800155771                                                            Closed            Closed          Closed

DQ Credit Card                             5,541.02          5,817.43             Yes               No - Not        Yes
Bank One                                                                                            Concentration
Account # - 552-0110062868                                                                          Account

DQ Master Cash                                 0.00              0.00             No -              No -            No -
Bank One                                                                          Account           Account         Account
Account # - 552-0110256700                                                        Closed            Closed          Closed

The Delta Queen Steamboat Co             162,406.21         70,786.19             Yes               No - Not        Yes
Receipts                                                                                            Concentration
Hibernia                                                                                            Account
Account # - 882-390-047

The Delta Queen Steamboat Co                   0.00              0.00             No -              No -            No -
Receipts                                                                          Account           Account         Account
LaSalle                                                                           Closed            Closed          Closed
Account # - 5800155839

The Delta Queen Steamboat Co             499,877.32      1,025,906.60             Yes               No - Not        Yes
Escrow Account                                                                                      Concentration
LaSalle                                                                                             Account
Account # - 62-8930-70-3

22-May-02                   Receipts & Disbursements             Attachment 2-1
3:43 PM                   The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (EIK)                  UNAUDITED
DQ Controlled Disb                 Hibernia
                           Controlled Disbursements
                             Account # - 542027373
                            1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
                                          11,687.85

Receipts
                                         658,945.45   From The Delta Queen Steam Boat Co. -
                                                      Hibernia - DQSC Master Cash - Account (812-395-335)

                                         658,945.45   Total Receipts

Disbursements

                                          (1,298.39)  Pre-Petition - Air Tickets
                                         (18,350.10)  Crew Medical & Maintenance (P&I)
                                         (41,725.88)  Lay-Up - Hotel Ops - MQ
                                         (22,346.46)  Lay-Up - Marine Ops - MQ
                                         (61,207.49)  Marine Insurance
                                         (34,435.92)  SG&A - Office - Chicago
                                         (42,238.05)  SG&A - Office - New Orleans
                                          (3,204.49)  SG&A - Office - Weston
                                          (3,373.45)  Payroll Benefits
                                        (115,213.95)  Professional Fees - Bankruptcy Administration
                                          (8,338.00)  Professional Fees - Financial Filing
                                         (25,022.18)  Professional Fees - Debtor Lawyers
                                         (21,750.00)  Professional Fees - U.S. Trustees
                                          (4,431.20)  FY 02 MQ Refunds
                                             (45.00)  Pre-Petition Employee Check Re-Issue
                                         (10,702.23)  SG&A - Finance
                                            (352.95)  SG&A - Hotel Ops
                                         (39,304.90)  SG&A - I.T.
                                            (814.29)  SG&A - Legal
                                          (2,556.42)  SG&A - Marine Ops
                                          (1,126.02)  SG&A - Risk Management
                                        (104,299.87)  SG&A - Sales & Marketing
                                         (11,030.68)  Start-Up
                                          (2,242.72)  Vessel Ops - DQ FY 01
                                         (43,400.81)  Vessel Ops - P&I - Legal Services
                                          (8,378.76)  Vessel Ops - Storage - DQ & MQ
                                         (41,563.09)  Vessel Ops - Storage - Other Vessels
                                        -----------
                                        (668,753.30)  Total Disbursements


Closing Balance - 30 Apr 02
                                           1,880.00

22-May-02                   Receipts & Disbursements             Attachment 2-2
3:46 PM                   The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (EIK)                  UNAUDITED
DQ Master Cash                    Hibernia
                               DQ Master Cash
                            Account # - 812-395-335
                           1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
                                   345,733.39

Receipts

                                         528.51       Airline Reporting Clearinghouse Reversals
                                   1,600,000.00       From American Classic Voyages Co - Credit Suisse
                                                        Asset Management - Account (247003452)
                                      50,000.00       From Cape Cod Light, LLC - Hibernia Investments
                                                        Cape Cod Light Security - Account (4R6-771783)
                                     533,771.65       Other Deposits - Primarily FY 02 Voyage Payments
                                   ------------
                                   2,184,300.16       Total Receipts

Disbursements
                                    (658,945.45)      To The Delta Queen Steam Boat Co. -
                                                        Hibernia - DQSC Contr. Disb. - Account (542027373)
                                     (52,202.09)      Airline Reporting Clearinghouse
                                     (16,392.92)      401K Payroll Payments
                                      (1,064.90)      To American Classic Voyages Co. - Chase -
                                                        AMCV Medical Benefits - Account (002-2-426522)
                                     (60,000.00)      To The Delta Queen Steam Boat Co. - Hibernia -
                                                        DQSC Receipts - Account (882-390-047)
                                    (300,000.00)      To The Delta Queen Steam Boat Co. - Hibernia -
                                                        DQ Payroll - Account (812-395-289)
                                    (190,000.00)      To Great River Cruise Line, LLC - Hibernia -
                                                        DQ Steamer - Account (812-395-270)
                                     (88,585.68)      Pre-Petition Produce Payments
                                     (50,000.00)      Cape Cod Light Shipyard Settlement
                                     (13,640.00)      IT - Shipboard Software
                                      (1,799.28)      Moving Expense - Miami To New Orleans
                                    (524,442.22)      To The Delta Queen Steam Boat Co. - LaSalle Bank -
                                                        DQSC Escrow - Account (62-8930-70-3)
                                    (110,408.10)      Professional Fees - Debtor Financial Advisor
                                    (160,667.70)      Professional Fees - Unsecured Creditors Financial Counsel
                                     (78,937.80)      Professional Fees - Unsecured Creditors Legal Counsel
                                        (500.00)      LaSalle - Escrow Account Fee - Asset Auction
                                     (31,561.00)      Shipboard Photography Processing System
                                        (754.09)      UPS
                                     (61,207.49)      Marine Insurance Premium
                                  (2,401,108.72)      Total Disbursements

Closing Balance - 30 Apr 02
                                   128,924.83

22-May-02                  Receipts & Disbursements              Attachment 2-3
3:48 PM                 The Delta Queen Steamboat Co.
R&D - Hibernia             Case No: 01-10970 (EIK)                    UNAUDITED
DQ Pa yroll                     Hibernia
                               DQ Payroll
                         Account # - 812-395-289
                         1 April 02 - 31 April 02


Opening Balance - 1 Apr 02
                                        35,947.79

Receipts
                                       300,000.00       From The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Master Cash - Account (812-395-335)
                                        95,000.00       From Great AQ Steamboat LLC - Hibernia -
                                                          AQ Steamer - Account (812-395-343)

                                       395,000.00       Total Receipts


Disbursements
                                      (340,228.87)      Payroll - Wires
                                       (69,158.02)      Payroll - Checks

                                      (409,386.89)      Total Disbursements



Closing Balance - 30 Apr 02
                                        21,560.90

22-May-02                  Receipts & Disbursements              Attachment 2-4
3:50 PM                 The Delta Queen Steamboat Co.
R&D - BankOne             Case No: 01-10970 (EIK)                     UNAUDITED
DQ Credit Cards                  Bank One
                         Delta Queen Credit Cards
                        Account # - 552-0110062868
                         1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
                                        5,541.02

Receipts

                                          276.41       Credit Card Chargeback Reversal




                                          276.41       Total Receipts


Disbursements





                                            0.00



Closing Balance - 30 Apr 02
                                        5,817.43

22-May-02                    Receipts & Disbursements            Attachment 2-5
3:52 PM                   The Delta Queen Steamboat Co.
R&D - Hibernia               Case No: 01-10970 (EIK)                  UNAUDITED
DQSC Receipts                     Hibernia
                               DQSC Receipts
                           Account # - 882-390-047
                           1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
                                   162,406.21


Receipts
                                     60,000.00       From The Delta Queen Steamboat Co - Hibernia -
                                                       DQ Master Cash - Account (812-395-335)
                                        680.51       Credit Card Chargeback Reversals



                                     60,680.51       Total Receipts


Disbursements
                                    (60,440.07)      Credit Card Refunds
                                    (87,276.78)      Credit Card Processor Fees
                                     (4,583.68)      Credit Card Chargeback



                                   (152,300.53)      Total Disbursements


Closing Balance - 30 Apr 02
                                     70,786.19

22-May-02                  Receipts & Disbursements              Attachment 2-6
3:55 PM                 The Delta Queen Steamboat Co.
R&D - LaSalle              Case No: 01-10970 (EIK)                    UNAUDITED
DQSC Escrow                       LaSalle
                               DQSC Escrow
                         Account # - 62-8930-70-3
                         1 April 02 - 30 April 02


Opening Balance - 1 Apr 02
                                       499,877.32


Receipts
                                       525,642.22       From The Delta Queen Steamboat Company - Hibernia -
                                                          DQ Master Cash Account (812-395-335)
                                           387.06       Interest Income


                                       526,029.28       Total Receipts


Disbursements


                                             0.00       Total Disbursements



Closing Balance - 30 Apr 02
                                     1,025,906.60

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:32:08
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: APR-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)


                                        PTD-Actual
                                        30-Apr-02
                                        ----------

Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                        ----------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                              0.00
                                        ----------
Total Operating Expenses                      0.00

                                        ----------
Gross Profit                                  0.00

SG&A Expenses
General and Admin Expenses                7,000.00
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                        ----------
Total SG&A Expenses                       7,000.00

                                        ----------
EBITDA                                   (7,000.00)

Depreciation                             40,559.31

                                        ----------
Operating Income                        (47,559.31)

Other Expense/(Income)
Interest Income                               0.00
Equity in Earnings for Sub              (450,787.40)
Reorganization expenses                   6,016.80
Other expense                              (276.41)
                                        ----------
Total Other Expense/(Income)            456,527.79

                                        ----------
Net Pretax Income/(Loss)                (504,087.10)

Income Tax Expense                            0.00

                                        ----------
Net Income/(Loss)                       (504,087.10)
                                        ==========

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:12
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: APR-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)


                                               YTD-Actual               YTD-Actual
                                               30-Apr-02                 22-Oct-01
                                             -------------             -------------

ASSETS

Cash and Equivalent                             199,878.62              2,494,983.63

Restricted Cash                                       0.00                      0.00

Accounts Receivable                           3,730,695.47                      0.00

Inventories                                     641,772.60                840,779.06

Prepaid Expenses                                      0.00                 13,147.33

Other Current Assets                                  0.00                      0.00

                                             -------------             -------------
Total Current Assets                          4,572,346.69              3,348,910.02


Fixed Assets                                  7,971,277.75              8,202,345.75

Accumulated Depreciation                     (5,447,175.87)            (5,195,800.16)

                                             -------------             -------------
Net Fixed Assets                              2,524,101.88              3,006,545.59


Net Goodwill                                          0.00                      0.00

Intercompany Due To/From                     36,429,517.08             37,437,552.28

Net Deferred Financing Fees                           0.00                  5,434.15

Net Investment in Subsidiaries               30,602,349.96             33,999,708.26

                                             -------------             -------------
Total Other Assets                           67,031,867.04             71,442,694.69

                                             -------------             -------------
Total Assets                                 74,128,315.61             77,798,150.30
                                             =============             =============

AMCV US SET OF BOOKS                                   Date: 22-MAY-02 13:33:12
BALANCE SHEET - ATTACHMENT 5                           Page:  2
Current Period: APR-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)


                                               YTD-Actual                YTD-Actual
                                               30-Apr-02                 22-Oct-01
                                             -------------             -------------

LIABILITIES

Accounts Payable                                      0.00                      0.00

Accrued Liabilities                               6,705.29                      0.00

Deposits                                              0.00                      0.00

                                             -------------             -------------
Total Current Liabilities                         6,705.29                      0.00


Long Term Debt                                        0.00                      0.00

Other Long Term Liabilities                   9,993,779.93              9,993,779.93

                                             -------------             -------------
Total Liabilities                            10,000,485.22              9,993,779.93


Liabilities Subject to Compromise               577,835.68                577,835.68


OWNER'S EQUITY

Common Stock                                      1,000.00                  1,000.00

Add'l Paid In Capital                        33,564,332.71             33,564,332.71

Current Net Income (Loss)                    (2,805,533.48)            (2,866,520.92)

Retained Earnings                            32,790,195.48             36,527,722.90

                                             -------------             -------------
Total Owner's Equity                         63,549,994.71             67,226,534.69

                                             -------------             -------------
Total Liabilities & Equity                   74,128,315.61             77,798,150.30
                                             =============             =============

                                                            BEGINNING                                                    ENDING
AFFILIATE NAME                            CASE NUMBER        BALANCE               DEBITS             CREDITS           BALANCE
American Classic Voyages Co.                01-10954       (6,327,212.99)          6,783.18          4,134.37       (6,324,564.18)
AMCV Cruise Operations, Inc.                01-10967      102,206,074.15       1,963,916.50      1,573,412.80      102,596,577.85
The Delta Queen Steamboat Co.               01-10970                  --             405.95            405.95                  --
Great AQ Steamboat, L.L.C                   01-10960      (16,990,941.83)          7,693.66        101,817.11      (17,085,065.28)
Great Pacific NW Cruise Line, L.L.C         01-10977       (8,414,201.33)          4,385.30         13,005.04       (8,422,821.07)
Great River Cruise Line, L.L.C              01-10963       (6,804,779.94)        245,557.81        199,614.53       (6,758,836.66)
Great Ocean Cruise Line, L.L.C              01-10959      (16,459,146.36)        382,563.59      1,910,079.54      (17,986,662.31)
Cruise America Travel, Incorporated         01-10966          272,085.84          52,567.00         14,901.45          309,751.39
Delta Queen Coastal Voyages, L.L.C          01-10964         (467,030.37)          9,056.74         61,637.53         (519,611.16)
Cape Cod Light, L.L.C                       01-10962       (1,404,059.37)                --                --       (1,404,059.37)
Cape May Light, L.L.C                       01-10961       (8,431,118.53)                --                --       (8,431,118.53)
Project America, Inc.                       N/A            (2,935,356.03)                --                --       (2,935,356.03)
Oceanic Ship Co.                            N/A              (136,810.43)                --                --         (136,810.43)
Project America Ship I, Inc.                N/A               255,723.41                 --                --          255,723.41
Project America Ship II, Inc.               N/A              (142,646.25)                --                --         (142,646.25)
Ocean Development Co.                       01-10972        2,214,633.49                 --                --        2,214,633.49
Great Hawaiian Cruise Line, Inc.            01-10975              381.00                 --          7,438.02           (7,057.02)
Great Hawaiian Properties Corporation       01-10971        1,247,073.77                 --                --        1,247,073.77
American Hawaii Properties Corporation      01-10976           43,550.29                 --                --           43,550.29
Great Independence Ship Co.                 01-10969          (83,084.83)                --                --          (83,084.83)
CAT II, Inc.                                01-10968             (100.00)                --                --             (100.00)
                                                           ----------------------------------------------------------------------
                                                           37,643,033.69       2,672,929.73      3,886,446.34       36,429,517.08
                                                           ======================================================================

                       The Delta Queen Steamboat Company
                                 01-10970 (JCA)




                           Accounts Receivable Aging
                              As of April 30, 2002







                                  Attachment 7


                                Not Applicable

                       The Delta Queen Steamboat Company
                                 01-10970 (JCA)




                            Accounts Payable Detail
                              As of April 30, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR: THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF APRIL 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO APRIL MONTHLY OPERATING REPORT


The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1.       Physical inventory counts have been performed internally.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.

3. An accounts receivable aging is not provided herein as all monies are held in escrow by the credit card processor until completion of the voyage for which the monies have been provided.